UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2022 (February 17, 2022)

MONEYLION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39346	85-0849243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 West 21st Street, 9th Floor,

New York, NY 10010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 300-9865

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ML	The New York Stock Exchange
Redeemable warrants: each whole warrant exercisable for one share of Class A common stock, par value $0.0001	ML WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

MoneyLion Inc., a Delaware corporation (the “Company”), is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 18, 2022 (the “Original Report”) in order to include the audited financial statements of Even Financial Inc., a Delaware corporation (“Even Financial”), as of and for the years ended December 31, 2021 and December 31, 2020, and to include related pro forma financial statements with respect to the Acquisition (as defined below).

As discussed more fully in our Original Report, on February 17, 2022, the Company (a) entered into an Amended and Restated Agreement and Plan of Merger (“Amended and Restated Merger Agreement”), by and among the Company, Epsilon Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company, Even Financial and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as representative of the equityholders of Even Financial, and (b) completed the previously announced acquisition of Even Financial pursuant to the Amended and Restated Merger Agreement (the “Acquisition”).

Except as described in this Explanatory Note, this Amendment does not amend or otherwise update the Original Report. Therefore, this Amendment should be read in conjunction with the Original Report.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses or funds acquired.

The audited consolidated financial statements of Even Financial as of and for the years ended December 31, 2021 and December 31, 2020 are filed as Exhibit 99.1 and are incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma combined financial statements of the Company giving pro forma effect to the acquisition of Even Financial as of and for the year ended December 31, 2021 are filed as Exhibit 99.2 and are incorporated by reference herein.

The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Even Financial would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the Company may achieve after the Acquisition.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.
23.2	Consent of RSM US LLP.
99.1	Audited consolidated financial statements of Even Financial Inc. for the years ended December 31, 2021 and December 31, 2020.
99.2	Unaudited pro forma combined financial statements of MoneyLion Inc. giving effect to the acquisition of Even Financial Inc. as of and for the year ended December 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYLION INC.

By:	/s/ Richard Correia
	Name:	Richard Correia
	Title:	Chief Financial Officer and Treasurer

Date: May 5, 2022